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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 30, 2002


                           SALIX PHARMACEUTICALS, LTD.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


               000-23265                                  94-3267443
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        (Commission file Number)                   (IRS Employer ID Number)


      8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (919) 862-1000
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Item 7. Financial Statements and Exhibits

(c)  Exhibits

       99.1  Press Release dated July 30, 2002

Item 9. Regulation FD Disclosure

       On July 30, 2002, Salix announced its operating results for the quarter ended June 30, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SALIX PHARMACEUTICALS, LTD.



Date: July 30, 2002               By: /s/ Adam C. Derbyshire
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                                      Adam C. Derbyshire
                                      Vice President and Chief Financial Officer